1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

January 2022


1ST SECURITY BANK

"Build a truly great place to work and bank."

-FSBW Vision Statement

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: the effect of the COVID19 pandemic, including on FS Bancorp, Inc. (the "Company") credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets, including as a result of the COVID-19 pandemic; the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov., all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the recent outbreak of the COVID-19 pandemic.

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2022 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- **Total Assets:** $2.29 billion (at December 31, 2021)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 23*
- **Loan Production Offices:** 13
- **ATM Locations:** 25
- **Year Established:** 1936
- **Quarterly Dividend:** $0.20 **

* Including headquarters and drive through banking in Aberdeen, WA

**Thirty-sixth Consecutive Quarterly Dividend Announced



1st Security Bank Branches
Aberdeen, Capitol Hill, Centralia, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Puyallup South Hill, Sequim, Silverdale, Westport
Home Lending
Aberdeen, Bellevue, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities
Commercial Lending
Mountlake Terrace, Tacoma
Adminstrative Center
Mountlake Terrace
Port Angeles
Sequim
Port Townsend
Everett
Hadlock
Mill Creek
Mountlake Terrace
Poulsbo
Overlake
Capitol Hill
Bellevue
Silverdale
Port Orchard
Tacoma Lending
Puyallup
Puyallup South Hill
Lacey
Olympia
Elma
Montesano
Aberdeen
Ocean Shores
Westport
Tri-Cities
Centralia

CULTURE & HISTORY

Vision	Build a truly great place to work and bank
Mission	Live our Core Values and 'WOW' each other and our customers every day
Guiding Principles	Employ smart, driven, and nice people; Emphasis on collaboration; Best idea wins; Jim Collins' Good-to-Great Lessons

- **1936** – Founded in 1936 as a credit union
- **2004** – Converted to a state chartered mutual savings bank on April 1, 2004
- **2012** – Converted to a stock savings bank on July 9, 2012
- **2016** – Completed a four branch acquisition in Q1 2016 resulting in \$186.0M in new relationship based deposits
- **2017** – Raised \$27.6M in Capital (\$25.7M net) w/secondary offering
- **2018** – Completed Anchor Bancorp acquisition on November 15, 2018
- **2022** – Announced thirty-sixth consecutive quarterly cash dividend of \$0.20 per share


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

LONG TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform
- Remain focused on maintaining and improving asset quality
- Continue to emphasize lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

Environmental | Social | Governance

FSBW's Core Values reflect our commitment to diversity, equality, inclusiveness and social awareness. To further our commitment of these values, our Governance and Nominating Committee expanded our scope and became the Nominating and Environmental, Social, Governance Committee in 2020. A copy of our Core Values, Business Philosophy, Vision and Mission Statements are available on our website at www.FSBWA.com.

ENVIRONMENTAL

- Most recently-built branch is a LEED certified building (Montesano)
- We finance energy efficient home improvement projects including solar, efficient window replacement, siding and roofing
- Low flow faucets throughout our facilities; light and movement sensors installed in many locations turn off lights in unoccupied areas
- Recycling in all locations where permitted by the public utility
- Commitment to paperless processes
- Remote work environments to reduce commutes in traffic/ pollution

SOCIAL

- Minimum wage increased to $20/hour "Livable Wage" for all employees effective July 2021
- Health insurance cost increases absorbed by the company since 2014
- Provide 16 hours of paid volunteer time for all employees
- Offer a $5,000 annual tuition reimbursement program to employees
- Financial and volunteer support of The IF Project, which assists soon-to-be released inmates prepare for life after incarceration

GOVERNANCE

- Independent Board Chair
- Seven of eight directors are independent
- Board committees are comprised entirely of independent directors
- Independent directors meet in regular executive sessions throughout the year
- Board and committees perform self-evaluations on a regular basis
- Policy restricts hedging of stock
- Alignment of director and shareholder interests
- Use of claw back provisions in executive pay

1ST SECURITY BANK

FS BANCORP, INC.

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	18	20+
	Erin Burr	*EVP, Chief Risk Officer*	13	20+
	Matthew Mullet	*EVP, Chief Financial Officer*	10	20+
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	5	25+
	Robert Fuller	*EVP, Chief Credit Officer*	8	30+
	Lisa Cleary	*EVP, Chief Operating Officer*	1	20+
	Dennis O'Leary	*EVP, Chief Lending Officer*	10	30+
	Vickie Jarman	*EVP, Chief Human Resources Officer*	19	15+
	Donn Costa	*EVP, Home Lending Production*	10	30+

Banks Headquartered in Snohomish County: December 31, 2008
Total Assets $9.4B

- $4.1B* — Frontier Bank
- $1.6B* — Cascade Financial Corporation
- $1.3B* — Citybank
- $520M* — Golf Savings Bank
- $350M* — North County Bank
- $255M — 1st Security Bank
- $243M — Coastal Community Bank
- $207M* — First Heritage Bank
- $206M* — The Bank of Washington
- $185M* — Prime Pacific Bank
- $149M — Pacific Crest Savings Bank
- $133M — Mountain Pacific Bank
- $123M — UniBank
- $45M* — Bank of Everett

Banks Headquartered in Snohomish County: December 31, 2021
Total Assets $6.2B

- $2.6B — Coastal Community Bank
- $2.3B — 1st Security Bank
- $612M — Mountain Pacific Bank
- $456M — UniBank
- $253M** — Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
** as of September 30, 2021
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Global Market Intelligence

1ST SECURITY BANK

FS BANCORP, INC.

DEPOSIT FRANCHISE & BRANCH FOOTPRINT

County Deposits & Demographics (9/30/21)

County	Market Rank	Number of Branches	Deposits in Market ($000)	Deposit Market Share (%)	% of Franchise
Snohomish	7	4	817,270	4.7%	43.2%
Grays Harbor	3	6	228,877	18.2%	12.1%
Clallam	3	2	217,396	8.3%	11.5%
King	22	2	184,433	0.2%	9.7%
Jefferson	2	2	165,548	19.9%	8.7%
Pierce	17	2	97,355	0.6%	5.1%
Thurston	13	2	90,199	1.6%	4.8%
Kitsap	12	2	56,923	1.3%	3.0%
Lewis	9	1	34,925	2.5%	1.8%
Total			**1,892,926**		

County	2021 Total Population	2021 Median HH Income ($)	2021-2026 Projected Population Change (%)	2021-2026 Projected HH Income Change (%)
Snohomish	841,173	95,185	17.9%	12.8%
Grays Harbor	75,963	51,695	4.3%	8.8%
Clallam	78,293	61,183	9.6%	13.7%
King	2,298,351	105,018	19.0%	13.7%
Jefferson	32,743	63,086	9.6%	9.3%
Pierce	920,730	82,380	15.8%	14.8%
Thurston	296,606	80,139	17.6%	13.4%
Kitsap	275,742	85,534	9.8%	13.7%
Lewis	81,841	62,769	8.5%	13.6%
Total	**4,901,442**			
Washington	**7,765,146**	**81,728**	**6.3%**	**13.0%**
United States	**330,946,040**	**67,761**	**2.9%**	**9.0%**



Port Angeles
Agnew
Port Townsend
Discovery Bay
Puget Sound
Marysville
Everett
Mukilteo
Olympic National Park
Edmonds
Shoreline
Bothell
Kirkland
Silverdale
Bremerton
Seattle
Bellevue
Mercer Island
Olympic National Forest
Renton
Des Moines
Kent
Federal Way
Auburn
Humptulips
Shelton
Tacoma
University Place
Puyallup
Lakewood
Parkland
Lacey
Olympia
Elk Plain
North Bay
Hoquiam
Montesano
Tumwater
Westport
Chehalis
Centralia
FSBW Branches (23)*

Source: S&P Global Market Intelligence; Deposit data as of September 30, 2021
*Including headquarters and drive through banking in Aberdeen, WA

YEAR END 2021 HIGHLIGHTS

Financial Highlights Year End 2021

- Total assets of $2.3 billion
- Gross portfolio loans of $1.8 billion
- Net income of $37.4 million

2021 YTD*

- Diluted earnings per share of $4.32
- Tangible book value per share of $29.96(1)
- Announced thirty-sixth consecutive quarterly cash dividend ($0.20)

Selected Performance Ratios

- ROAA QTD of 1.54% and YTD of 1.71%
- ROAE QTD of 14.07% and YTD of 15.74%
- Net Interest Margin QTD of 4.20% and YTD of 4.13%
- Efficiency Ratio QTD of 68.57% and YTD of 61.41%

Credit Quality Ratios

- Non-performing Assets (NPAs) as a percentage of total assets of 0.25%
- Allowance for Loan Losses as a percentage of gross portfolio loans of 1.46% - Note: Gross loans include Anchor loans "net" of fair value discount of $751,000

Capital Position

- Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized"
- Community Bank Leverage Ratio ("CBLR") of 12.2% as of December 31, 2021

* All share data throughout this presentation has been adjusted to reflect the two-for-one stock split announced June 25, 2021, and issued July 14, 2021, to shareholders of record on July 6, 2021

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

FRANCHISE GROWTH

Total Assets ($B)


$828
$982
$1.62B
$1.71B
$2.11B
$2.29B
2016
2017
2018
2019
2020
2021

Tangible Common Equity ($M)(1)


$77
$118
$172
$192
$223
$241
2016
2017
2018
2019
2020
2021

Total Net Loans ($B)


$646
$815
$1.36B
$1.40B
$1.71B
$1.85B
2016
2017
2018
2019
2020
2021

Total Deposits ($B)


$713
$830
$1.27B
$1.39B
$1.67B
$1.92B
2016
2017
2018
2019
2020
2021

Source: Company documents
(1) Non-GAAP financial measure

INCOME STATEMENT TRENDS

Net Income ($M)


$10.5
$14.1
$24.3*
$22.7
$39.3
$37.4
2016
2017
2018
2019
2020
2021

*Includes $7.4 million in Bargain Purchase Gain (BPG)

Total Revenues ($M)


$140
$120
$100
$80
$60
$40
$20
$0
$57.4
$64.6
$78.9
$93.3
$129.5
$124.1
2016
2017
2018
2019
2020
2021
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)


$38.9
$44.0
$48.8
$62.3
$66.6
$76.2
2016
2017
2018
2019
2020
2021

1ST SECURITY BANK

FS BANCORP, INC.

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.31%
1.53%
2.07%
1.38%
2.02%
1.71%
2016
2017
2018
2019
2020
2021

ROAE


13.84%
14.80%
18.15%
11.92%
18.74%
15.74%
2016
2017
2018
2019
2020
2021

Efficiency Ratio


67.78%
67.35%
61.86%
66.78%
51.43%
61.41%
2016
2017
2018
2019
2020
2021

Net Interest Margin


4.43%
4.65%
4.61%
4.53%
4.02%
4.13%
2016
2017
2018
2019
2020
2021

Source: Company documents

NONINTEREST INCOME

Noninterest Income ($M)


$23.4
$22.6
$19.3
$23.0
$55.4
$37.5
2016
2017
2018
2019
2020
2021

Noninterest Income Composition[1]


BOLI
2.3%
Other
3.2%
Gain on Sale
of Loans
82.9%
Service
Charges
11.6%

Note: In 2020, noninterest income year-over-year growth due in part to increased gain on sale revenue resulting from low interest rate environment.
(1) Year ended December 31, 2021

1ST SECURITY BANK

FS BANCORP, INC.

NONINTEREST EXPENSE

Noninterest Expense ($M)


$38.9
$44.0
$48.8
$62.3
$66.6
$76.2
2016
2017
2018
2019
2020
2021

Noninterest Expense Composition(1)


Occupancy 6.4%
Data processing 6.5%
Loan costs 3.7%
Professional Fees 4.2%
FDIC Insurance 0.8%
Other (2) (1.0%)
Operations 14.2%
Salaries and benefits 65.2%

(1) Year ended December 31, 2021
(2) Other = marketing and advertising, amortization of core deposit intangible and recovery on servicing rights

BUILDING STOCKHOLDER VALUE


Diluted Earnings Per Share
$1.76
$2.14
$3.15
$2.51
$4.49
$4.32
2016
2017
2018
2019
2020
2021


Reported Book Value Per Share
$14.16
$17.24
$20.60
$22.93
$27.67
$30.75
2016
2017
2018
2019
2020
2021

Note: Share data has been adjusted to reflect the two-for-one stock split effective July 14, 2021.

SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

Net Interest Income


$2.1
$31.7
$2.6
$38.7
$3.3
$48.8
$6.3
$64.0
$5.1
$69.0
$8.3
$78.3
2016
2017
2018
2019
2020
2021

Noninterest Expense


$15.0
$23.9
$17.1
$26.9
$15.9
$32.9
$14.3
$48.1
$17.4
$48.2
$19.7
$56.5
2016
2017
2018
2019
2020
2021

Noninterest Income


$19.2
$4.4
$19.0
$5.1
$14.0
$12.8
$13.2
$9.8
$44.8
$10.6
$29.0
$8.5
2016
2017
2018
2019
2020
2021

Net Income


$8.2
$13.5
$2.9
$11.2
$1.0
$23.3
$3.9
$18.8
$23.5
$15.8
$15.6
$21.8
2016
2017
2018
2019
2020
2021

Note: Dollar amounts in millions

DISCIPLINED CREDIT CULTURE

- The company employs Board and Committee oversight and reporting, with the Chief Risk Officer and senior executive compliance officer reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 63.5% (as of December 31, 2021)
  - Commercial Real Estate (CRE) Weighted Average LTV= 56.7% (as of December 31, 2021)
- Loans greater than $5 million are reported to the Asset Quality Committee, while loans between $15 million and $25 million require approval from the Senior Loan Committee
- The legal lending limit is $57.5 million while the in-house limit is $30 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


(0.00)%
0.03%
(0.01)%
0.15%
0.01%
0.06%
2016
2017
2018
2019
2020
2021

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)


$656
$827
$1.33B
$1.42B
$1.73B
$1.88B
5.78%
5.80%
5.98%
6.22%
5.33%
5.15%
2016
2017
2018
2019
2020
2021

Loan Composition at December 31, 2021

Total Gross Loans (excl. loans HFS): $1.8B


WH lending (3) 2%
Commercial real estate 15%
Construction and development 14%
Home equity 2%
One-to-four-family (excludes loans held for sale) 21%
Multi-family 10%
Indirect home improvement and Other consumer 24% (2)
Commercial and industrial 12%

(1) Loans, net of deferred fees, costs, and includes held for sale
(2) Other consumer includes marine loans
(3) WH = Warehouse

HOME LENDING

Highlights at December 31, 2021

- One-to-four-family loans originated $339.2 million for the quarter ended December 31, 2021, compared to $519.2 million for the quarter ended December 31, 2020
- Loan Sales: $305.8 million
- Purchase production was 53.9% of one-to-four-family loan originations versus 46.1% for refinance production
- Purchase activity was up 18.8% year over year

Mortgage Servicing at December 31, 2021

- Servicing unpaid principal balance: $2.6 billion and 8,379 loans
- Q4 2021 booked notional servicing: $129.8 million

Quarterly Closed Volume ($M) & Cash Margin on Loans


$187.8
2.95%
$206.8
2.43%
$147.1
2.15%
$233.8
1.90%
$522.9
3.09%
$305.8
2.29%
Q4 2016
Q4 2017
Q4 2018
Q4 2019
Q4 2020
Q4 2021

Note: Quarterly closed volume is listed in millions

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


66.8%
33.2%
72.5%
27.5%
81.2%
18.8%
84.7%
15.3%
62.3%
37.7%
75.0%
25.0%
2016
2017
2018
2019
2020
2021
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$33.9
$4.5
$19.1
$41.2
$6.1
$18.0
$52.1
$12.0
$14.9
$70.3
$8.8
$14.2
$74.1
$6.5
$48.8
$86.6
$6.4
$31.1
2016
2017
2018
2019
2020
2021
Net Interest Income
Other noninterest Income
Gain on Sale

CONSUMER LENDING

Q4 2021 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $423.8 million outstanding as of Q4 2021
  - $61 million in dealer originations
  - $42 million, or 69%, with the top 10 dealers
  - Average net of fees yield of 6.73%, down from 6.85% in Q3 2021

Q4 2021 Dealer Production by State


Minnesota 5.7%
Nevada 1.5%
Colorado 4.7%
Arizona 2.3%
Idaho 8.5%
Washington 40.5%
California 17.1%
Oregon 19.7%

2009 vs. Q4 2021 Portfolio Credit Quality


2009
Q4'21
15.21%
3.41%
23.76%
14.27%
61.03%
82.32%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics


Auto + Recreational 0.1%
Other 0.4%
Marine 19.1%
Solar 6.7%
Indirect Home Improvement 73.7%

COMMERCIAL BUSINESS LENDING

Q4 2021 Commercial & Industrial (C&I)

- C&I commitments: $431.3 million
- The $14.3 million of quarter over sequential quarter decrease in outstanding balances was largely attributed to (PPP) loan forgiveness exceeding organic loan growth at the end of the quarter, in addition to a reduction in WH lending
- PPP loan forgiveness and payment activity reduced the C&I balance by $14.1 million in the fourth quarter

	December 31, 2021	December 31, 2020
C&I outstanding balance	$ 242,103	$ 273,568
PPP loans	24,192	62,064
without PPP loans	$ 217,911	$ 211,504

Q4 2021 Product Mix ($M)

Outstanding C&I Balance: $242.1 million


PPP loans
$24,192
10%
Other C&I Loans
$184,572
76%
Const. WH
$27,084
11%
Mtg. WH
$6,255
3%

Source: Company documents

CONSTRUCTION & DEVELOPMENT LENDING

Q4 2021 Highlights

- Overall construction: $427.7 million committed / $242.4 million outstanding
- Growth in custom owner-occupied & manufactured homes under construction
  - Custom/Manufactured Housing are $54.2 million committed / $27.1 million outstanding
- 5.02% average coupon rate
- Majority of originations in King County
- Focus on "in-city", infill speculative lending to a select group of relationship customers

Quarterly C&D Loans Outstanding ($M)


$94.8
$143.1
$246.6
$179.7
$217.0
$242.4
Q4 2016
Q4 2017
Q4 2018
Q4 2019
Q4 2020
Q4 2021

Source: Company documents

ASSET QUALITY

Non-performing Assets ($M)[1] & NPAs/ Assets


$0.7
$1.0
$4.6
$3.2
$7.9
$5.8
0.09%
0.11%
0.28%
0.19%
0.37%
0.25%
2016
2017
2018
2019
2020
2021

Reserves/Gross Loans[2]


1.69%
1.39%
0.93%
0.98%
1.66%
1.46%
2016
2017
2018
2019
2020
2021

Charge-offs & Recoveries ($000's)


$1,093
$725
$993
$628
$1,030
$756
$(1,067)
$(930)
$(940)
$(2,628)
$(1,123)
$(1,793)
2016
2017
2018
2019
2020
2021
Charge-offs
Recoveries

(1) Non-performing Assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

DEPOSIT COMPOSITION AND GROWTH

December 31, 2021

Total Deposits: $1.9 billion


Certificates of deposits over $250,000
$57,512
Checking
$808,773
(1)
Certificates of deposits under $250,000
$303,180
MMDA and Savings
$746,279

Total Deposits ($B) and Cost of Deposits (%)


$713 (2)
$830
$1.27B (3)
$1.39B
$1.67B
$1.92B
0.48%
0.50%
0.80%
1.21%
0.78%
0.38%
2016
2017
2018
2019
2020
2021

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced
(2) Branch acquisition during Q1 2016
(3) Anchor Bancorp acquisition in Q4 2018

COMPOSITION COMPARISON YEAR OVER YEAR

December 31, 2021	December 31, 2020

Total Deposits: $1.9 billion


Certificates of deposits
19%
Checking
42%
MMDA and Savings
39%

Total Deposits: $1.7 billion


Certificates of deposits
30%
Checking
35%
MMDA and Savings
35%

CAPITAL STRATEGY

Franchise Growth

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Will pay thirty-sixth consecutive quarterly cash dividend on February 24, 2022
- Increased cash dividend to $0.20 per share, up 33% from $0.15 per share

Shareholder Value

- Continued focus on increasing shareholder value through our business plan execution
- Repurchased 38,158 shares of our common stock during the fourth quarter
- On June 25, 2021, the Company announced a two-for-one stock split in the form of a 100% stock dividend consisting of one additional common share for each outstanding common share. The stock dividend was distributed on July 14, 2021, to shareholders of record as of July 6, 2021

APPENDIX – NON-GAAP RECONCILIATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Stockholders' equity	$ 247,507	$ 240,453	$ 241,760	$ 240,311	$ 230,007
Goodwill and core deposit intangible, net	(6,372)	(6,532)	(6,709)	(6,886)	(7,063)
Tangible common stockholders' equity	$ 241,135	$ 233,921	$ 235,051	$ 233,425	$ 222,944
Common shares outstanding at end of period	8,048,215	8,073,412	8,197,461	8,317,014	8,313,886
Common stockholders' equity (book value) per share (GAAP)	$ 30.75	$ 29.78	$ 29.49	$ 28.90	$ 27.67
Tangible common stockholders' equity (tangible book value)*	$ 29.96	$ 28.97	$ 28.67	$ 28.07	$ 26.82

*Per share (non-GAAP)

Source: Press Release

($ in 000's)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Stockholders' equity	$ 247,507	$ 240,453	$ 241,760	$ 240,311	$ 230,007
Common shares outstanding at end of period	8,048,215	8,073,412	8,197,461	8,317,014	8,313,886
Common stockholders' equity (book value) per share (GAAP)	$ 30.75	$ 29.78	$ 29.49	$ 28.90	$ 27.67

Source: FS Bancorp, Inc.; Press Release

Share data has been adjusted to reflect the two-for-one stock split effective July 14, 2021

CONTACT INFORMATION

Dennis O'Leary
denniso@fsbwa.com
Chief Lending Officer
(425) 771-1643

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Donn Costa
Donn.Costa@fsbwa.com
EVP Home Lending Production
(425) 944-9622

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043